UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series VIT

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO StocksPLUS® Global Portfolio

PIMCO Equity Series VIT®

Annual Report

December 31, 2017

PIMCO StocksPLUS® Global Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series VIT (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the twelve-month reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the reporting period as fundamentals remained healthy in select economies. Emerging markets benefited from broad-based and synchronized global growth, robust liquidity conditions, rising commodity prices, and a weak U.S. dollar.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. This drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year

2	PIMCO EQUITY SERIES VIT

maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO StocksPLUS® Global Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (benchmark index). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

4	PIMCO EQUITY SERIES VIT

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Advisor Class	Diversification Status
PIMCO StocksPLUS® Global Portfolio	04/14/10	04/14/10	04/14/10	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objectives, policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO StocksPLUS® Global Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Global Portfolio (the “Portfolio”) seeks total return which exceeds that of its secondary benchmark consistent with prudent investment management. The Portfolio seeks to exceed the total return of its secondary benchmark index by investing under normal circumstances in S&P 500 Index derivatives and MSCI Europe Australasia Far East (“MSCI EAFE”) Net Dividend Index (USD Unhedged) derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Year	Inception≈
PIMCO StocksPLUS® Global Portfolio Institutional Class	23.47%	8.02%	6.24%
PIMCO StocksPLUS® Global Portfolio Advisor Class	22.99%	7.71%	5.96%
MSCI World Index±	22.40%	11.64%	9.31%
50% MSCI EAFE Net Dividend Index/50% S&P 500 Index±±	23.46%	11.85%	9.59%

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 50% MSCI EAFE Net Dividend Index/50% S&P 500 Index. MSCI EAFE Net Dividend Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, was 0.62% for Institutional Class shares, and 0.87% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES VIT

Geographic Breakdown as of 12/31/20171§

United States	31.8%
Cayman Islands	7.2%
Denmark	6.7%
United Kingdom	3.4%
Japan	3.1%
Qatar	1.5%
France	1.4%
Other	6.9%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Portfolio Insights

The following affected performance during the reporting period:

»

The Portfolio’s exposure to equity index derivatives linked to the S&P 500 and MSCI EAFE contributed to absolute returns over the twelve months ended December 31, 2017, as the S&P 500 returned 21.8% and the MSCI EAFE returned 25.0%.

»	The Portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	U.S. duration exposure detracted from performance, driven by long exposure to the front end of the yield curve where yields increased.

»	Holdings of securitized bonds contributed to performance, as these holdings generated positive returns.

»	Holdings of investment grade corporate bonds contributed to returns, as the investment grade corporate bond sector generated positive returns.

ANNUAL REPORT	DECEMBER 31, 2017	7

Expense Example PIMCO StocksPLUS® Global Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,102.00	$3.27	$1,000.00	$1,021.96	$3.14	0.62%
Advisor Class	1,000.00	1,100.20	4.58	1,000.00	1,020.71	4.41	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO EQUITY SERIES VIT

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ANNUAL REPORT	DECEMBER 31, 2017	9

Financial Highlights PIMCO StocksPLUS® Global Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$8.09	$0.08	$1.79	$1.87	$(0.31)	$0.00	$(0.31)
12/31/2016	9.52	0.19	0.57	0.76	(0.50)	(1.69)	(2.19)
12/31/2015(d)	12.46	0.34	(1.43)	(1.09)	(0.63)	(1.22)	(1.85)
12/31/2014(d)	12.53	0.29	(0.16)	0.13	0.00	(0.20)	(0.20)
12/31/2013(d)	10.72	0.27	1.83	2.10	(0.29)	0.00	(0.29)
Advisor Class
12/31/2017	8.01	0.05	1.76	1.81	(0.29)	0.00	(0.29)
12/31/2016	9.44	0.17	0.55	0.72	(0.46)	(1.69)	(2.15)
12/31/2015(d)	12.39	0.30	(1.42)	(1.12)	(0.61)	(1.22)	(1.83)
12/31/2014(d)	12.48	0.25	(0.14)	0.11	0.00	(0.20)	(0.20)
12/31/2013(d)	10.69	0.24	1.81	2.05	(0.26)	0.00	(0.26)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.39% to an annual rate of 0.30% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

(d)	Includes the consolidated accounts of the Portfolio’s subsidiary, PIMCO Cayman Commodity Portfolio III, Ltd., which was terminated on May 26, 2015.
(e)	Effective July 13, 2015, the Portfolio’s Investment advisory fee was decreased by 0.06% to an annual rate of 0.69%

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.65	23.47%	$42,627	0.62%		0.64%		0.62%		0.64%		0.87%	28%
8.09	7.99	38,440	0.84	(c)	1.00	(c)	0.84	(c)	1.00	(c)	2.08	130
9.52	(8.75)	40,582	0.95	(e)	1.10	(e)	0.93	(e)	1.08	(e)	2.68	152
12.46	1.06	52,234	0.98		1.12		0.97		1.11		2.22	31
12.53	19.60	57,768	0.98		1.15		0.97		1.14		2.29	29

9.53	22.99	269,648	0.87		0.89		0.87		0.89		0.62	28
8.01	7.67	258,741	1.09	(c)	1.25	(c)	1.09	(c)	1.25	(c)	1.85	130
9.44	(8.98)	284,406	1.20	(e)	1.35	(e)	1.18	(e)	1.33	(e)	2.43	152
12.39	0.90	380,293	1.23		1.37		1.22		1.36		1.98	31
12.48	19.19	449,196	1.23		1.40		1.22		1.39		2.05	29

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statement of Assets and Liabilities PIMCO StocksPLUS® Global Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$252,963
Investments in Affiliates	48,862
Financial Derivative Instruments
Exchange-traded or centrally cleared	27
Over the counter	81
Cash	1
Deposits with counterparty	12,259
Foreign currency, at value	158
Receivable for investments sold	24
Interest and/or dividends receivable	1,109
Dividends receivable from Affiliates	94
Reimbursement receivable from PIMCO	15
Other assets	1
Total Assets	315,594

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$605
Over the counter	2,203
Payable for investments in Affiliates purchased	94
Payable for Portfolio shares redeemed	171
Accrued investment advisory fees	82
Accrued supervisory and administrative fees	85
Accrued distribution fees	60
Other liabilities	19
Total Liabilities	3,319

Net Assets	$312,275

Net Assets Consist of:
Paid in capital	$271,743
Undistributed (overdistributed) net investment income	(245)
Accumulated undistributed net realized gain (loss)	36,195
Net unrealized appreciation (depreciation)	4,582

Net Assets	$312,275

Net Assets:
Institutional Class	$42,627
Advisor Class	269,648

Shares Issued and Outstanding:
Institutional Class	4,419
Advisor Class	28,292

Net Asset Value Per Share Outstanding:
Institutional Class	$9.65
Advisor Class	9.53

Cost of investments in securities	$250,120
Cost of investments in Affiliates	$48,866
Cost of foreign currency held	$157
Cost or premiums of financial derivative instruments, net	$83

* Includes repurchase agreements of:	$6,192

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Statement of Operations PIMCO StocksPLUS® Global Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$3,651
Dividends	1
Dividends from Investments in Affiliates	926
Total Income	4,578

Expenses:
Investment advisory fees	924
Supervisory and administrative fees	955
Distribution and/or servicing fees - Advisor Class	668
Trustee fees	76
Interest expense	7
Miscellaneous expense	17
Total Expenses	2,647
Waiver and/or Reimbursement by PIMCO	(76)
Net Expenses	2,571

Net Investment Income (Loss)	2,007

Net Realized Gain (Loss):
Investments in securities	(4,331)
Investments in Affiliates	(11)
Net capital gain distributions received from Affiliate investments	12
Exchange-traded or centrally cleared financial derivative instruments	55,280
Over the counter financial derivative instruments	4,757
Foreign currency	(158)

Net Realized Gain (Loss)	55,549

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	9,497
Exchange-traded or centrally cleared financial derivative instruments	5,382
Over the counter financial derivative instruments	(8,458)
Foreign currency assets and liabilities	33

Net Change in Unrealized Appreciation (Depreciation)	6,454

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,010

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Statements of Changes in Net Assets PIMCO StocksPLUS® Global Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$2,007	$5,682
Net realized gain (loss)	55,549	(16,625)
Net change in unrealized appreciation (depreciation)	6,454	32,677

Net Increase (Decrease) in Net Assets Resulting from Operations	64,010	21,734

Distributions to Shareholders:
From net investment income
Institutional Class	(1,399)	(2,082)
Advisor Class	(8,902)	(13,332)
From net realized capital gains
Institutional Class	0	(6,635)
Advisor Class	0	(45,330)

Total Distributions(a)	(10,301)	(67,379)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(38,615)	17,838

Total Increase (Decrease) in Net Assets	15,094	(27,807)

Net Assets:
Beginning of year	297,181	324,988
End of year*	$312,275	$297,181

* Including undistributed (overdistributed) net investment income of:	$(245)	$4,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Global Portfolio

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.1%

ASSET-BACKED SECURITIES 13.2%

CAYMAN ISLANDS 6.9%
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~	$732	$735
Babson CLO Ltd.
2.503% (US0003M + 1.150%) due 10/17/2026 ~	400	401
BSPRT Issuer Ltd.
2.827% (US0001M + 1.350%) due 06/15/2027 ~	700	703
Carlyle Global Market Strategies CLO Ltd.
2.499% (US0003M + 1.140%) due 10/16/2025 ~	600	600
Cavalry CLO Ltd.
2.209% (US0003M + 0.850%) due 10/15/2026 ~	500	501
Cent CLO Ltd.
2.584% (US0003M + 1.210%) due 07/27/2026 ~	700	703
CIFC Funding Ltd.
2.438% (US0003M + 0.780%) due 04/15/2027 ~	600	600
Flatiron CLO Ltd.
2.513% (US0003M + 1.160%) due 01/17/2026 ~	1,800	1,810
Galaxy CLO Ltd.
2.549% (US0003M + 1.130%) due 11/16/2025 ~	700	702
Halcyon Loan Advisors Funding Ltd.
2.283% (US0003M + 0.920%) due 04/20/2027 ~	900	900
Jamestown CLO Ltd.
2.573% (US0003M + 1.220%) due 01/17/2027 ~	900	903
KVK CLO Ltd.
2.509% (US0003M + 1.150%) due 01/15/2026 ~	600	601
Madison Park Funding Ltd.
2.467% (US0003M + 1.110%) due 01/19/2025 ~	1,100	1,105
Oak Hill Credit Partners Ltd.
2.493% (US0003M + 1.130%) due 07/20/2026 ~	1,000	1,003
Octagon Investment Partners Ltd.
2.459% (US0003M + 1.100%) due 04/15/2026 ~	800	802
OFSI Fund Ltd.
2.503% (US0003M + 1.150%) due 04/17/2025 ~	269	270
Regatta Funding Ltd.
2.527% (US0003M + 1.160%) due 10/25/2026 ~	300	300
Sound Point CLO Ltd.
2.219% (US0003M + 0.860%) due 04/15/2027 ~	1,900	1,902
2.243% (US0003M + 0.880%) due 07/20/2027 ~	400	400
Staniford Street CLO Ltd.
2.768% (US0003M + 1.180%) due 06/15/2025 ~	500	501
THL Credit Wind River CLO Ltd.
2.809% (US0003M + 1.450%) due 01/15/2026 ~	600	606
Tralee CLO Ltd.
2.393% (US0003M + 1.030%) due 10/20/2027 ~	1,200	1,200
Venture CLO Ltd.
2.239% (US0003M + 0.880%) due 07/15/2027 ~	1,200	1,200
2.729% (US0003M + 1.370%) due 01/15/2027 ~	1,200	1,211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Voya CLO Ltd.
2.236% (US0003M + 0.720%) due 07/25/2026 ~	$600	$600
WhiteHorse Ltd.
2.513% (US0003M + 1.160%) due 07/17/2026 ~	800	800
2.581% (US0003M + 1.200%) due 02/03/2025 ~	540	542

Total Cayman Islands		21,601

UNITED STATES 6.3%
Ally Auto Receivables Trust
1.490% due 11/15/2019	494	493
AmeriCredit Automobile Receivables Trust
1.370% due 11/08/2019	1,246	1,246
1.650% due 09/18/2020	706	705
CPS Auto Receivables Trust
1.620% due 01/15/2020	250	250
Dell Equipment Finance Trust
1.430% due 09/24/2018	211	211
Flagship Credit Auto Trust
1.930% due 12/15/2021	464	464
Ford Credit Floorplan Master Owner Trust
1.550% due 07/15/2021	3,000	2,974
Mercedes-Benz Auto Lease Trust
1.150% due 01/15/2019	158	157
Navient Private Education Loan Trust
2.977% (US0001M + 1.500%) due 01/16/2035 ~	1,282	1,290
OneMain Direct Auto Receivables Trust
2.310% due 12/14/2021	1,100	1,099
Progress Residential Trust
2.960% (LIBOR01M + 1.500%) due 09/17/2033 ~	991	1,003
SLC Student Loan Trust
2.337% (US0003M + 0.875%) due 11/25/2042 ~	1,172	1,188
SLM Private Education Loan Trust
3.310% due 10/15/2046	1,083	1,086
4.370% due 04/17/2028	1,392	1,410
SMB Private Education Loan Trust
2.027% (US0001M + 0.550%) due 11/15/2023 ~	557	558
SoFi Consumer Loan Program LLC
2.140% due 09/25/2026	746	744
2.200% due 11/25/2026	756	755
2.500% due 05/26/2026	817	815
SoFi Professional Loan Program LLC
1.480% due 05/26/2031	291	290
1.530% due 04/25/2033	123	123
2.502% (US0001M + 0.950%) due 01/25/2039 ~	126	127
2.510% due 08/25/2033	226	225
2.652% (US0001M + 1.100%) due 10/27/2036 ~	292	297
SpringCastle America Funding LLC
3.050% due 04/25/2029	945	952
Utah State Board of Regents
2.302% (US0001M + 0.750%) due 01/25/2057 ~	747	747
VOLT LLC
4.375% due 11/27/2045	76	76
Westlake Automobile Receivables Trust
1.420% due 10/15/2019	280	279

Total United States		19,564

Total Asset-Backed Securities (Cost $41,143)		41,165

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 37.5%

AUSTRALIA 0.6%

BANKING & FINANCE 0.3%
Commonwealth Bank of Australia
1.750% due 11/07/2019		$1,000	$990

INDUSTRIALS 0.3%
Boral Finance Pty. Ltd.
3.000% due 11/01/2022		600	595
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		100	107
Woodside Finance Ltd.
8.750% due 03/01/2019		300	321

			1,023

Total Australia			2,013

CANADA 0.7%

INDUSTRIALS 0.6%
Enbridge, Inc.
1.750% (US0003M + 0.400%) due 01/10/2020 ~		2,000	2,004

UTILITIES 0.1%
Schlumberger Finance Canada Ltd.
2.650% due 11/20/2022		200	199

Total Canada			2,203

DENMARK 6.5%

BANKING & FINANCE 5.8%
BRFkredit A/S
1.000% due 01/01/2018	DKK	7,800	1,257
1.000% due 04/01/2018		2,800	453
1.000% due 10/01/2018		3,100	505
4.000% due 01/01/2018		1,400	226
Nordea Kredit Realkreditaktieselskab
2.000% due 01/01/2018		2,900	468
2.000% due 04/01/2018		600	97
Nykredit Realkredit A/S
1.000% due 01/01/2018		5,500	887
1.000% due 04/01/2018		9,100	1,472
1.000% due 07/01/2018		11,800	1,917
2.000% due 01/01/2018		1,500	242
2.000% due 04/01/2018		6,200	1,006
2.000% due 07/01/2018		5,000	816
4.000% due 01/01/2018		4,100	660
Realkredit Danmark A/S
1.000% due 01/01/2018		2,800	451
1.000% due 04/01/2018		28,600	4,627
2.000% due 01/01/2018		5,600	903
2.000% due 04/01/2018		12,900	2,092

			18,079

INDUSTRIALS 0.7%
AP Moller - Maersk A/S
2.550% due 09/22/2019		$2,100	2,103

Total Denmark			20,182

FRANCE 1.3%

BANKING & FINANCE 1.1%
Dexia Credit Local S.A.
1.875% due 09/15/2021		1,700	1,662
2.375% due 09/20/2022		1,700	1,682
RCI Banque S.A.
3.500% due 04/03/2018		300	301

			3,645

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.2%
Electricite de France S.A.
6.500% due 01/26/2019	$500	$523

Total France		4,168

GERMANY 0.9%

BANKING & FINANCE 0.9%
Deutsche Bank AG
2.329% (US0003M + 0.970%) due 07/13/2020 ~	2,100	2,104
4.250% due 10/14/2021	700	731

Total Germany		2,835

GUERNSEY, CHANNEL ISLANDS 0.7%

BANKING & FINANCE 0.7%
Credit Suisse Group Funding Guernsey Ltd.
3.644% (US0003M + 2.290%) due 04/16/2021 ~	2,000	2,102

Total Guernsey, Channel Islands		2,102

IRELAND 0.5%

BANKING & FINANCE 0.3%
AerCap Ireland Capital DAC
3.750% due 05/15/2019	700	711
4.250% due 07/01/2020	150	156
4.625% due 10/30/2020	200	210

		1,077

INDUSTRIALS 0.2%
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	260	258
2.400% due 09/23/2021	220	216

		474

Total Ireland		1,551

JAPAN 2.6%

BANKING & FINANCE 2.3%
Mizuho Financial Group, Inc.
2.273% due 09/13/2021	1,600	1,571
2.408% (US0003M + 0.940%) due 02/28/2022 ~	500	505
Sumitomo Mitsui Financial Group, Inc.
2.094% (US0003M + 0.740%) due 10/18/2022 ~	1,500	1,501
2.469% (US0003M + 1.110%) due 07/14/2021 ~	2,200	2,233
2.497% (US0003M + 1.140%) due 10/19/2021 ~	500	509
Sumitomo Mitsui Trust Bank Ltd.
2.018% (US0003M + 0.510%) due 03/06/2019 ~	800	801

		7,120

INDUSTRIALS 0.3%
Central Nippon Expressway Co. Ltd.
2.369% due 09/10/2018	1,000	1,001

Total Japan		8,121

JERSEY, CHANNEL ISLANDS 0.8%

INDUSTRIALS 0.8%
Aptiv PLC
3.150% due 11/19/2020	1,700	1,727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Heathrow Funding Ltd.
4.875% due 07/15/2023	$700	$749

Total Jersey, Channel Islands		2,476

LUXEMBOURG 0.5%

INDUSTRIALS 0.5%
Allergan Funding SCS
3.000% due 03/12/2020	1,400	1,413

Total Luxembourg		1,413

NETHERLANDS 0.4%

INDUSTRIALS 0.4%
Volkswagen International Finance NV
2.125% due 11/20/2018	1,000	999
4.000% due 08/12/2020	100	104

		1,103

UTILITIES 0.0%
E.ON International Finance BV
5.800% due 04/30/2018	100	101

Total Netherlands		1,204

SPAIN 0.3%

INDUSTRIALS 0.3%
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018	900	903

Total Spain		903

SWITZERLAND 0.2%

BANKING & FINANCE 0.2%
UBS AG
2.331% (US0003M + 0.850%) due 06/01/2020 ~	500	506

Total Switzerland		506

UNITED KINGDOM 2.7%

BANKING & FINANCE 1.1%
Barclays PLC
3.520% (US0003M + 2.110%) due 08/10/2021 ~	2,200	2,303
HSBC Holdings PLC
2.843% (US0003M + 1.500%) due 01/05/2022 ~	400	414
Standard Chartered PLC
2.566% (US0003M + 1.130%) due 08/19/2019 ~	800	809

		3,526

INDUSTRIALS 1.6%
BAT International Finance PLC
2.750% due 06/15/2020	200	201
Imperial Brands Finance PLC
2.950% due 07/21/2020	2,500	2,526
Reckitt Benckiser Treasury Services PLC
2.235% (US0003M + 0.560%) due 06/24/2022 ~	400	400
2.375% due 06/24/2022	400	392
Sky PLC
9.500% due 11/15/2018	1,240	1,317
Smiths Group PLC
7.200% due 05/15/2019	200	212

		5,048

Total United Kingdom		8,574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 18.8%

BANKING & FINANCE 5.0%
Air Lease Corp.
2.125% due 01/15/2018	$100	$100
2.625% due 09/04/2018	1,200	1,204
American Express Credit Corp.
2.187% (US0003M + 0.700%) due 03/03/2022 ~	500	503
Aviation Capital Group LLC
7.125% due 10/15/2020	700	781
Bank of America Corp.
2.023% (US0003M + 0.660%) due 07/21/2021 ~	500	503
Citigroup, Inc.
2.571% (US0003M + 1.190%) due 08/02/2021 ~	1,200	1,223
Ford Motor Credit Co. LLC
2.240% due 06/15/2018	465	465
5.000% due 05/15/2018	2,300	2,324
8.125% due 01/15/2020	300	332
General Motors Financial Co., Inc.
2.606% (US0003M + 1.270%) due 10/04/2019 ~	700	709
2.909% (US0003M + 1.550%) due 01/14/2022 ~	1,000	1,025
3.200% due 07/06/2021	600	606
Goldman Sachs Group, Inc.
2.586% (US0003M + 1.170%) due 11/15/2021 ~	500	507
JPMorgan Chase & Co.
2.086% (US0003M + 0.550%) due 03/09/2021 ~	2,400	2,407
Morgan Stanley
2.213% (US0003M + 0.800%) due 02/14/2020 ~	700	703
Protective Life Global Funding
1.999% due 09/14/2021	1,500	1,457
Wells Fargo & Co.
2.475% (US0003M + 1.110%) due 01/24/2023 ~	700	714

		15,563

INDUSTRIALS 12.6%
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~	2,900	2,917
Broadcom Corp.
2.375% due 01/15/2020	900	894
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	630	680
Crown Castle Towers LLC
4.883% due 08/15/2040	100	105
6.113% due 01/15/2040	300	316
D.R. Horton, Inc.
3.750% due 03/01/2019	300	304
Daimler Finance North America LLC
1.843% (US0003M + 0.430%) due 02/12/2021 ~	1,200	1,200
Dell International LLC
3.480% due 06/01/2019	1,100	1,114
DXC Technology Co.
2.431% (US0003M + 0.950%) due 03/01/2021 ~	1,200	1,203
ERAC USA Finance LLC
2.350% due 10/15/2019	100	100
2.800% due 11/01/2018	1,000	1,005
GATX Corp.
2.111% (US0003M + 0.720%) due 11/05/2021 ~	1,500	1,512
General Motors Co.
3.500% due 10/02/2018	1,300	1,314

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harley-Davidson Funding Corp.
6.800% due 06/15/2018	$2,500	$2,554
Harris Corp.
4.400% due 12/15/2020	300	314
5.550% due 10/01/2021	200	218
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018	900	905
Hyundai Capital America
2.400% due 10/30/2018	600	600
2.600% (US0003M + 1.000%) due 09/18/2020 ~	500	502
3.250% due 09/20/2022	1,000	1,000
Kinder Morgan, Inc.
7.250% due 06/01/2018	200	204
Kraft Heinz Foods Co.
1.823% (US0003M + 0.420%) due 08/09/2019 ~	600	602
1.980% (US0003M + 0.570%) due 02/10/2021 ~	2,500	2,507
Monsanto Co.
1.850% due 11/15/2018	2,500	2,497
Nissan Motor Acceptance Corp.
2.083% (US0003M + 0.520%) due 09/13/2019 ~	1,600	1,606
2.350% due 03/04/2019	300	300
2.650% due 09/26/2018	2,575	2,585
Norfolk Southern Railway Co.
9.750% due 06/15/2020	1,500	1,750
Oracle Corp.
2.625% due 02/15/2023	1,100	1,103
Penske Truck Leasing Co. LP
2.500% due 06/15/2019	100	100
Philip Morris International, Inc.
2.500% due 11/02/2022	1,400	1,388
Pioneer Natural Resources Co.
6.875% due 05/01/2018	100	102
Ryder System, Inc.
2.250% due 09/01/2021	400	394
SBA Tower Trust
2.240% due 04/09/2043	1,100	1,100
2.877% due 07/10/2046	400	397
3.156% due 10/10/2045	300	303
SES Global Americas Holdings GP
2.500% due 03/25/2019	500	498
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	375	378
Textron, Inc.
3.650% due 03/01/2021	100	103
Time Warner Cable LLC
8.250% due 04/01/2019	1,000	1,069
8.750% due 02/14/2019	600	640
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018	1,000	999

		39,382

UTILITIES 1.2%
AT&T, Inc.
2.009% (US0003M + 0.650%) due 01/15/2020 ~	600	604
2.300% due 03/11/2019	200	200
2.309% (US0003M + 0.950%) due 07/15/2021 ~	600	608
4.100% due 02/15/2028	322	324
Exelon Corp.
5.150% due 12/01/2020	100	107
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~	700	701
Southern Power Co.
2.175% (US0003M + 0.550%) due 12/20/2020 ~	400	401

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
3.376% due 02/15/2025		$896	$901

			3,846

Total United States			58,791

Total Corporate Bonds & Notes (Cost $115,127)			117,042

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

UNITED KINGDOM 0.6%
Business Mortgage Finance PLC
0.051% (EUR003M + 0.380%) due 08/15/2040 ~	EUR	1,072	1,253
Uropa Securities PLC
0.563% (BP0003M + 0.200%) due 10/10/2040 ~	GBP	400	515

Total United Kingdom			1,768

UNITED STATES 1.4%
Countrywide Home Loan Mortgage Pass-Through Trust
3.820% due 06/25/2033 ~		$483	485
Fort Cre LLC
3.052% (LIBOR01M + 1.500%) due 05/21/2036 ~		515	515
GS Mortgage Securities Corp.
3.419% due 10/10/2032		900	920
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.927% (LIBOR01M + 1.450%) due 01/15/2033 ~		309	310
MASTR Adjustable Rate Mortgages Trust
3.465% due 11/21/2034 ~		334	344
Waldorf Astoria Boca Raton Trust
2.827% (LIBOR01M + 1.350%) due 06/15/2029 ~		1,800	1,803

Total United States			4,377

Total Non-Agency Mortgage-Backed Securities (Cost $5,954)			6,145

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047		300	301

Total Municipal Bonds & Notes (Cost $300)			301

SOVEREIGN ISSUES 3.0%

ITALY 0.2%
Italy Buoni Poliennali Del Tesoro
4.500% due 02/01/2018	EUR	400	482

Total Italy			482

JAPAN 0.4%
Japan Finance Organization for Municipalities
2.000% due 09/08/2020		$1,300	1,283

Total Japan			1,283

QATAR 1.4%
Qatar Government International Bond
2.375% due 06/02/2021		3,800	3,736
4.500% due 01/20/2022		700	739

Total Qatar			4,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.7%
Saudi Government International Bond
2.875% due 03/04/2023		$2,300	$2,264

Total Saudi Arabia			2,264

SOUTH KOREA 0.1%
Export-Import Bank of Korea
1.927% due 02/24/2020	CAD	300	234

Total South Korea			234

SWEDEN 0.2%
Sweden Government International Bond
0.875% due 01/31/2018	EUR	500	601

Total Sweden			601

Total Sovereign Issues (Cost $9,359)			9,339

U.S. GOVERNMENT AGENCIES 4.1%

UNITED STATES 4.1%
Fannie Mae
1.692% (LIBOR01M + 0.450%) due 09/25/2046 ~		$1,948	1,955
1.852% (LIBOR01M + 0.300%) due 12/25/2045 ~		652	653
2.102% (LIBOR01M + 0.550%) due 09/25/2041 ~		321	324
2.352% (LIBOR01M + 0.800%) due 12/25/2039 ~		4,601	4,687
Freddie Mac
1.682% (LIBOR01M + 0.440%) due 07/15/2040 ~		444	443
1.877% (LIBOR01M + 0.400%) due 06/15/2041 ~		412	413
1.927% (LIBOR01M + 0.450%) due 07/15/2037 ~		53	53
2.007% (LIBOR01M + 0.530%) due 10/15/2033 ~		316	318
3.277% (H15T1Y + 2.243%) due 09/01/2037 ~		678	716
Ginnie Mae
1.613% (US0001M + 0.370%) due 06/20/2061 - 10/20/2066 ~		3,304	3,305

Total U.S. Government Agencies (Cost $12,813)			12,867

SHORT-TERM INSTRUMENTS 21.2%

CERTIFICATES OF DEPOSIT 1.1%
Barclays Bank PLC
1.940% due 09/04/2018		400	400
2.060% due 03/16/2018		2,900	2,903

			3,303

COMMERCIAL PAPER 4.8%
Bank of Montreal
1.227% due 01/08/2018	CAD	1,400	1,113
1.231% due 01/08/2018		1,000	795
1.272% due 01/15/2018		2,400	1,908
1.285% due 01/19/2018		600	477
Bank of Nova Scotia
1.197% due 01/08/2018		400	318
1.253% due 01/19/2018		1,400	1,113
1.285% due 01/22/2018		1,600	1,272
Ford Motor Credit Co.
2.000% due 09/04/2018		$300	296
HSBC Bank Canada
1.193% due 01/05/2018	CAD	500	398
1.245% due 01/08/2018		500	398
1.253% due 01/05/2018		900	716
1.253% due 01/08/2018		700	557
1.301% due 01/15/2018		1,100	874

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Canada
1.235% due 01/05/2018	CAD	1,300	$1,034
1.238% due 01/08/2018		700	557
1.240% due 01/08/2018		950	755
1.242% due 01/11/2018		700	557
1.272% due 01/15/2018		700	556
Toronto Dominion Bank
1.226% due 01/08/2018		1,000	795
1.227% due 01/05/2018		600	477

			14,966

REPURCHASE AGREEMENTS (d) 2.0%
			6,192

FRANCE TREASURY BILLS 0.1%
(1.217)% due 01/24/2018 (b)(c)	EUR	300	360

ITALY TREASURY BILLS 0.2%
(0.958)% due 01/31/2018 (b)(c)		600	720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 10.1%
(0.268)% due 01/12/2018 - 02/13/2018 (a)(b)	JPY	3,550,000	$31,509

U.K. TREASURY BILLS 2.4%
0.005% due 01/29/2018 (a)(b)	GBP	5,600	7,560

U.S. TREASURY BILLS 0.5%
1.302% due 03/01/2018 (b)(c)(g)		$1,497	1,494

Total Short-Term Instruments (Cost $65,424)			66,104

Total Investments in Securities (Cost $250,120)			252,963

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.6%

SHORT-TERM INSTRUMENTS 15.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.6%
PIMCO Short Asset Portfolio	4,567,371	$45,724
PIMCO Short-Term Floating NAV Portfolio III	317,492	3,138

Total Short-Term Instruments (Cost $48,866)		48,862

Total Investments in Affiliates (Cost $48,866)		48,862

Total Investments 96.7% (Cost $298,986)		$301,825

Financial Derivative Instruments (e)(f) (0.9)% (Cost or Premiums, net $83)		(2,700)

Other Assets and Liabilities, net 4.2%		13,150

Net Assets 100.0%		$312,275

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$6,192	U.S. Treasury Notes 1.375% due 06/30/2023	$(6,318)	$6,192	$6,192

Total Repurchase Agreements						$(6,318)	$6,192	$6,192

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$6,192	$0	$0	$6,192	$(6,318)	$(126)

Total Borrowings and Other Financing Transactions	$6,192	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(156) at a weighted average interest rate of 0.620%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2017

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$122.500	01/26/2018	102	$102	$(19)	$(7)

Total Written Options					$(19)	$(7)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2018	1	$246	$0	$0	$0
E-mini S&P 500 Index March Futures	03/2018	1,165	155,877	1,323	0	(569)
Mini MSCI EAFE Index March Futures	03/2018	1,530	156,481	2,388	15	0
U.S. Treasury 10-Year Note March Futures	03/2018	60	7,443	3	12	0

				$3,714	$27	$(569)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2019	187	$(45,719)	$91	$0	$(7)
U.S. Treasury 5-Year Note March Futures	03/2018	231	(26,834)	17	0	(22)

				$108	$0	$(29)

Total Futures Contracts				$3,822	$27	$(598)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Reference Entity									Asset	Liability
International Lease Finance Corp.	5.000%	Quarterly	12/20/2022	0.770%	$ 600	$119	$1	$120	$0	$0

Total Swap Agreements						$119	$1	$120	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$27	$0	$27		$(7)		$(598)	$0	$(605)

Cash of $12,259 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	DKK	7,911		$1,158	$0	$(117)
	04/2018		9,968		1,458	0	(157)
	07/2018		9,940		1,532	0	(89)
BPS	01/2018		3,340		487	0	(51)
	04/2018		15,501		2,299	0	(214)
	07/2018		7,379		1,111	0	(93)
BRC	02/2018	JPY	170,000		1,509	0	(3)
CBK	01/2018	CAD	2,598		2,026	0	(41)
	01/2018	EUR	1,462		1,744	0	(11)
	01/2018	GBP	1,036		1,392	1	(8)
DUB	01/2018		4,100		5,509	0	(31)
GLM	01/2018	DKK	9,816		1,433	0	(149)
	02/2018	JPY	1,900,000		16,787	0	(101)
	04/2018	DKK	13,910		2,037	0	(217)
HUS	01/2018	CAD	14,536		11,345	0	(221)
	01/2018	DKK	1,463		215	0	(21)
	02/2018		$2,092	JPY	235,800	4	0
	04/2018	DKK	2,579		$384	0	(34)
JPM	01/2018	CAD	1,596		1,244	0	(26)
	01/2018	DKK	11,392		1,731	0	(105)
	01/2018	EUR	300		357	0	(4)
	01/2018	GBP	600		803	0	(8)
	04/2018	DKK	11,812		1,744	0	(171)
	07/2018		$47	DKK	301	3	0
MSB	01/2018	DKK	1,012		$147	0	(16)
	01/2018	JPY	1,480,000		13,050	0	(90)
SCX	04/2018	DKK	7,229		1,078	0	(94)
SOG	01/2018	EUR	1,100		1,312	0	(10)
	01/2018	GBP	300		403	0	(2)
	02/2018	EUR	400		474	0	(7)
TOR	01/2018	DKK	2,057		305	0	(27)
	10/2018		3,131		485	0	(30)
UAG	01/2018		$839	DKK	5,255	8	0

Total Forward Foreign Currency Contracts						$16	$(2,148)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850%	11/30/2018	$	39,100	$56	$51

Total Purchased Options								$56	$51

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	2.190%	11/30/2018	$	15,200	$(53)	$(55)

Total Written Options								$(53)	$(55)

20	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$ 2,074	$(20)	$34	$14	$0

Total Swap Agreements						$(20)	$34	$14	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/received as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(363)	$0	$0	$(363)	$(363)	$269	$(94)
BPS	0	0	0	0	(358)	0	0	(358)	(358)	291	(67)
BRC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
CBK	1	0	0	1	(60)	0	0	(60)	(59)	0	(59)
DUB	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
FBF	0	51	0	51	0	(55)	0	(55)	(4)	0	(4)
GLM	0	0	0	0	(467)	0	0	(467)	(467)	382	(85)
HUS	4	0	0	4	(276)	0	0	(276)	(272)	36	(236)
JPM	3	0	0	3	(314)	0	0	(314)	(311)	250	(61)
MSB	0	0	0	0	(106)	0	0	(106)	(106)	264	158
MYC	0	0	14	14	0	0	0	0	14	0	14
SCX	0	0	0	0	(94)	0	0	(94)	(94)	0	(94)
SOG	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
TOR	0	0	0	0	(57)	0	0	(57)	(57)	0	(57)
UAG	8	0	0	8	0	0	0	0	8	0	8

Total Over the Counter	$16	$51	$14	$81	$(2,148)	$(55)	$0	$(2,203)

(g)	Securities with an aggregate market value of $1,494 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$15	$0	$12	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Purchased Options	0	0	0	0	51	51
Swap Agreements	0	14	0	0	0	14

	$0	$14	$0	$16	$51	$81

	$0	$14	$15	$16	$63	$108

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	569	0	29	598

	$0	$0	$569	$0	$36	$605

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,148	$0	$2,148
Written Options	0	0	0	0	55	55

	$0	$0	$0	$2,148	$55	$2,203

	$0	$0	$569	$2,148	$91	$2,808

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	50	50
Futures	0	0	55,162	0	75	55,237
Swap Agreements	0	6	0	0	1	7

	$0	$6	$55,162	$0	$112	$55,280

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,680	$0	$4,680
Purchased Options	0	0	0	(21)	(8)	(29)
Written Options	0	0	0	57	32	89
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$4,716	$24	$4,757

	$0	$23	$55,162	$4,716	$136	$60,037

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$12	$12
Futures	0	0	5,313	0	56	5,369
Swap Agreements	0	1	0	0	0	1

	$0	$1	$5,313	$0	$68	$5,382

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,464)	$0	$(8,464)
Purchased Options	0	0	0	0	(5)	(5)
Written Options	0	0	0	0	(2)	(2)
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$(8,464)	$(7)	$(8,458)

	$0	$14	$5,313	$(8,464)	$61	$(3,076)

22	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$21,601	$0	$21,601
United States	0	19,564	0	19,564
Corporate Bonds & Notes
Australia
Banking & Finance	0	990	0	990
Industrials	0	1,023	0	1,023
Canada
Industrials	0	2,004	0	2,004
Utilities	0	199	0	199
Denmark
Banking & Finance	0	18,079	0	18,079
Industrials	0	2,103	0	2,103
France
Banking & Finance	0	3,645	0	3,645
Utilities	0	523	0	523
Germany
Banking & Finance	0	2,835	0	2,835
Guernsey, Channel Islands
Banking & Finance	0	2,102	0	2,102
Ireland
Banking & Finance	0	1,077	0	1,077
Industrials	0	474	0	474
Japan
Banking & Finance	0	7,120	0	7,120
Industrials	0	1,001	0	1,001
Jersey, Channel Islands
Industrials	0	2,476	0	2,476
Luxembourg
Industrials	0	1,413	0	1,413
Netherlands
Industrials	0	1,103	0	1,103
Utilities	0	101	0	101
Spain
Industrials	0	903	0	903
Switzerland
Banking & Finance	0	506	0	506
United Kingdom
Banking & Finance	0	3,526	0	3,526
Industrials	0	5,048	0	5,048
United States
Banking & Finance	0	15,563	0	15,563
Industrials	0	39,382	0	39,382
Utilities	0	3,846	0	3,846
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,768	0	1,768
United States	0	4,377	0	4,377

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Municipal Bonds & Notes
California	$0	$301	$0	$301
Sovereign Issues
Italy	0	482	0	482
Japan	0	1,283	0	1,283
Qatar	0	4,475	0	4,475
Saudi Arabia	0	2,264	0	2,264
South Korea	0	234	0	234
Sweden	0	601	0	601
U.S. Government Agencies
United States	0	12,867	0	12,867
Short-Term Instruments
Certificates of Deposit	0	3,303	0	3,303
Commercial Paper	0	14,966	0	14,966
Repurchase Agreements	0	6,192	0	6,192
France Treasury Bills	0	360	0	360
Italy Treasury Bills	0	720	0	720
Japan Treasury Bills	0	31,509	0	31,509
U.K. Treasury Bills	0	7,560	0	7,560
U.S. Treasury Bills	0	1,494	0	1,494

	$0	$252,963	$0	$252,963

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$48,862	$0	$0	$48,862

Total Investments	$48,862	$252,963	$0	$301,825

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	0	0	27
Over the counter	0	81	0	81

	$27	$81	$0	$108

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(605)	0	0	(605)
Over the counter	0	(2,203)	0	(2,203)

	$(605)	$(2,203)	$0	$(2,808)

Total Financial Derivative Instruments	$(578)	$(2,122)	$0	$(2,700)

Totals	$48,284	$250,841	$0	$299,125

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series VIT (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class and Advisor Class shares of the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Prior to May 27, 2015, the Portfolio sought to gain exposure to the commodity markets, in whole or in part, through investments in PIMCO Cayman Commodity Portfolio III, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. As of the close of business on May 26, 2015, the Portfolio fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Portfolio with no gain or loss for financial reporting purposes. As of December 31, 2015, the Subsidiary had been dissolved with the Cayman Islands authorities. The Financial Highlights include the accounts of the Subsidiary through May 26, 2015. Intercompany balances and transactions were eliminated in consolidation.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Distributions received from investments such as real estate investment trust securities, may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded

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amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain

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Notes to Financial Statements (Cont.)

current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these

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purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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Notes to Financial Statements (Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

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quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$45,729	$0	$0	$(5)	$45,724	$316	$12

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$48,935	$107,409	$(153,200)	$(11)	$5	$3,138	$610	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility

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Notes to Financial Statements (Cont.)

of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the

Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

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with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the

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Notes to Financial Statements (Cont.)

seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please

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see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

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Notes to Financial Statements (Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leveraging, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in

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market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class		Advisor Class
0.30%	0.31%	0.31%	*	0.31%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,500, plus $1,875 for each Board meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400, the valuation oversight committee lead receives an additional annual retainer of $1,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $500) and the governance committee chair receives an additional annual retainer of $250.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Limitation Agreement, PIMCO contractually agreed to reduce its Advisory Fee for the Portfolio. The Fee Limitation Agreement has been terminated. PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Limitation Agreement and Expense Limitation Agreement combined) at December 31, 2017, were as follows (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$616	$497	$76	$1,189

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$10,143	$10,691	$89,905	$38,346

38	PIMCO EQUITY SERIES VIT

December 31, 2017

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	21	$193	36	$323
Advisor Class	157	1,341	648	5,985
Issued as reinvestment of distributions
Institutional Class	158	1,399	1,028	8,717
Advisor Class	1,018	8,902	6,998	58,662
Cost of shares redeemed
Institutional Class	(513)	(4,546)	(572)	(5,369)
Advisor Class	(5,200)	(45,904)	(5,465)	(50,480)
Net increase (decrease) resulting from Fund share transactions	(4,359)	$(38,615)	2,673	$17,838

As of December 31, 2017, one related shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 94% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO StocksPLUS® Global Portfolio	$5,509	$34,561	$462	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and straddle loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

December 31, 2017

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO StocksPLUS® Global Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO StocksPLUS® Global Portfolio	$303,189	$3,124	$(2,675)	$449

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO StocksPLUS® Global Portfolio	$10,301	$0	$0	$15,415	$51,964	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

40	PIMCO EQUITY SERIES VIT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT® and Shareholders of PIMCO StocksPLUS® Global Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO StocksPLUS® Global Portfolio (the sole portfolio constituting PIMCO Equity Series VIT®, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Equity Series VIT® since 2010.

ANNUAL REPORT	DECEMBER 31, 2017	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	JPY	Japanese Yen
DKK	Danish Krone	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index
CMBX	Commercial Mortgage-Backed Index	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate
EAFE	Europe, Australasia, and Far East Stock Index	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

42	PIMCO EQUITY SERIES VIT

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO StocksPLUS® Global Portfolio	0.00%	0.00%	$2,969	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	DECEMBER 31, 2017	43

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Equity Series, PIMCO Funds; PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Trustee, PIMCO Equity Series; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

44	PIMCO EQUITY SERIES VIT

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	DECEMBER 31, 2017	45

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

46	PIMCO EQUITY SERIES VIT

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2017	47

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23, 2017, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolio, and PIMCO for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolio’s investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolio’s compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and the Portfolio. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Portfolio, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolio, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolio, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23, 2017 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 to discuss the Lipper Report, as defined below, and certain aspects of the 2017 15(c) materials including, but not limited to, the Portfolio’s performance, the Portfolio’s advisory fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report, and the unified fee structure employed by the Trust.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolio’s asset level. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight

48	PIMCO EQUITY SERIES VIT

(Unaudited)

of matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolio does business, to manage collateral and to protect the Portfolio from unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements are likely to continue to benefit the Portfolio and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolio under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third-party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolio’s performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolio’s performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of the Portfolio relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 23, 2017 meeting.

The Board considered that it had previously approved certain changes relating to the name, non-fundamental investment objective, certain non-fundamental investment policies, the dividend distribution policy and the benchmark indices of the Portfolio, which were effective June 16, 2016. The Board also considered that, in connection with these changes, the Portfolio (formerly known as PIMCO Global Dividend Portfolio) transitioned its principal investment strategy to pursue a StocksPLUS global strategy. The Board received information regarding the Portfolio’s performance since this transition.

The Board noted that, according to Lipper, the Portfolio underperformed in comparison to its peer group and benchmark index over most short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of the Portfolio over most

ANNUAL REPORT	DECEMBER 31, 2017	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

short- and long-term periods. The Board discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance as compared to the primary and secondary benchmark indexes.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolio’s fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Portfolio.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had previously contractually agreed to reduce its advisory fee by 0.16% of the average daily net assets of the Portfolio and that the waiver took effect on August 22, 2016.

The Board also reviewed data comparing the Portfolio’s advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services. Based upon this review, the Board determined that there were no appropriate comparisons because PIMCO does not manage any separate accounts comparable to the Portfolio.

The Board considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that, as the Portfolio’s business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolio’s operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Portfolio to scale at inception and reinvesting in other important areas of the business that support the Portfolio. The Board also considered that the Portfolio’s unified fee structure meant that fees were not impacted by the Portfolio’s recent outflows, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolio and its shareholders.

Based on the information presented by PIMCO and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolio despite being higher than those of competitor funds, are reasonable.

50	PIMCO EQUITY SERIES VIT

(Unaudited)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolio as a whole and considered that PIMCO’s estimated pre-distribution margin from PESVIT for the calendar year 2017 was 23.2% and the estimated post-distribution margin was 9.4% utilizing the adjusted asset methodology. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolio and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of the Portfolio to scale from inception and the enhancement of services and oversight provided to the Portfolio in return for fees paid. The Board considered that the Portfolio’s unified fee rate had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolio and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolio.

The Trustees considered that the unified fee has provided inherent economies of scale because the Portfolio maintains competitive fixed unified fees over the contract term even if the Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolio’s unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolio’s cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolio’s unified fee structure, generally pricing the Portfolio to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolio and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolio and its shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolio’s Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolio under the Agreements, and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

ANNUAL REPORT	DECEMBER 31, 2017	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pimco.com/pvit

EVIT01AR_123117

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2017	$36,732
	December 31, 2016	$32,832

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2017	$—
	December 31, 2016	$—

(c)	Fiscal Year Ended	Tax Fees(2)
	December 31, 2017	$—
	December 31, 2016	$—

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2017	$—
	December 31, 2016	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)     There were no “Audit-Related Fees” for the last two fiscal years.

(2)     There were no “Tax Fees” for the last two fiscal years.

(3)     There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity		December 31, 2017	December 31, 2016

PIMCO Equity Series VIT	$	0	$—
Pacific Investment Management Company LLC (“PIMCO”)		6,271,517	6,210,720

Totals	$	6,271,517	$6,210,720

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2018

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: February 28, 2018